1 Q4 2023 EARNINGS RELEASE January 30, 2024

2Littelfuse, Inc. © 2024 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2024 EXECUTIVE SUMMARY  Resilient performance & record cash generation  Revenue $2.4 billion  -6% YoY despite channel destocking; reflects portfolio diversification, technology leadership  Adj. Operating Margin 16.5%; reflects continued focus on operational execution  Record cash generation  Secured meaningful new business wins across diverse end markets  Looking ahead…return to growth during 2024  Well positioned to execute, drive long-term profitable growth  Strong balance sheet, financial capacity supports active and disciplined M&A strategy Solid results in a dynamic macroeconomic environment

5Littelfuse, Inc. © 2024 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

6Littelfuse, Inc. © 2024 REVISITING OUR 2021 – 2025 FRAMEWORK EXECUTING ON OUR GROWTH STRATEGY REVENUE • Double-digit revenue CAGR • 5 – 7% organic • 5 – 7% from acquisitions EARNINGS • EPS growth > revenue growth • 17 – 19% operating margins • 21 – 23% EBITDA margins CASH FLOW • 100%+ free cash flow conversion • Capital expenditures 4 – 5% of revenue ROIC • 5-year goal: high-teens ROIC % • Near-term objective: mid-teens ROIC % CAPITAL ALLOCATION • Return 40% of free cash flow to shareholders • Remainder to focus on acquisitions ‘20 – ‘23 Sales CAGR: +18% ‘20 – ‘23 EPS CAGR: +22% ‘20 – ‘23 FCF CAGR: +23% 106% Conversion ‘20 – ‘23 ROIC Upper-teens % ~$1.2B+ Capital Deployed

7Littelfuse, Inc. © 2024 ELECTRONICS END MARKETS RESILIENT PERFORMANCE, LONG-TERM TAILWINDS  Benefiting from increasingly diversified portfolio & technology leadership  Continued execution driving resilient Electronics margins  Expecting destocking to continue into the year…return to growth during 2024  Continued robust design activity highlighted by data center, medical & building solutions 2023 Highlights

8Littelfuse, Inc. © 2024 INDUSTRIAL END MARKETS MEANINGFUL TRACTION ACROSS DIVERSE SECTORS  Breadth of technical expertise driving momentum across broad base of industrial sector exposures  Strength from energy storage, industrial drives & power supplies  Near term softness – HVAC, construction  Customer activity & new business wins support long- term growth  Renewables, infrastructure, power supply & industrial safety key beneficiaries of secular megatrends  Strong design win cadence into 2024 2023 Highlights

9Littelfuse, Inc. © 2024 TRANSPORTATION END MARKETS WELL ROUNDED TECHNOLOGY LEADERSHIP  Balanced content momentum driving strong global passenger vehicle growth  Ongoing electrification & core low voltage momentum  Electronification remains key secular growth theme  Strong core product traction in China  Continued portfolio optimization  Product line pruning & cost actions will position CV for long- term highly profitable growth  Sensor product line review  Ramping current sensor investment in advance of launches  Transportation design wins remain robust in 2023  Driven by electrification + electronification advancements  Customers investing in secular megatrends…our solutions are key enablers of industry evolution 2023 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

11Littelfuse, Inc. © 2024  Revenue (-13%) vs PY, Organic (-14%)  F/X +1%  GAAP op margin 12.1%; Adj op margin 13.2%, (-420bps) vs PY  Operating cash flow $144m; Free cash flow $121m  Effective tax rate: GAAP 27.3%; Adj. 26.1%  Includes YTD true-up for full year tax rate adjustment Q4 2023 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $3.74 $1.71 Adj. EPS $3.34 $2.02 Adj. EBITDA% 22.7% 19.6% $613 $534 Q4-22 Q4-23 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights

12Littelfuse, Inc. © 2024 FY 2023 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $14.94 $10.34 Adj. EPS $16.87 $11.74 Adj. EBITDA% 26.4% 22.3% (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights  Revenue (-6%) vs PY, Organic (-10%)  GAAP op margin 15.3%; Adj. op margin 16.5%, (-520bps) vs PY  Ex. F/X impact, ~17% adj. op margin  Effective tax rate: GAAP 21.0%; Adj. 20.1%  +150bps higher than projected, earnings mix shifts across jurisdictions  Operating cash flow $457m; Free cash flow $371m  Both records for the company  Free cash flow conversion of net income 143%  YE 2023 net debt to EBITDA leverage 1.3x $2,514 $2,363 FY-22 FY-23 Revenue

13Littelfuse, Inc. © 2024 Op Margin 28.9% 22.3% EBITDA% 33.5% 28.1% $1,493 $1,350 FY-22 FY-23 FY 2023 Revenue Op Margin 24.8% 18.0% EBITDA% 29.9% 24.7% $371 $298 Q4-22 Q4-23 Q4 2023 Revenue Q4 2023 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE (in millions)  Revenue (-10%) / Organic (-16%)  Extended channel destocking  Resilient profitability through inventory rebalancing…diversification, execution, improved cost structure  Revenue (-20%) / Organic (-21%)  Continued channel destocking, distributor inventory weeks declining  Worked through semiconductor backlog  Consumer & increasing industrial end market softness  Solid auto market demand See appendix for GAAP to non-GAAP reconciliation

14Littelfuse, Inc. © 2024 Q4 2023 TRANSPORTATION SEGMENT FINANCIAL PERFORMANCE (in millions) See appendix for GAAP to non-GAAP reconciliation $168 $163 Q4-22 Q4-23 Q4 2023 Revenue $716 $678 FY-22 FY-23 FY 2023 Revenue Op Margin 8.9% 5.0% EBITDA% 15.0% 11.2% Op Margin 3.5% 4.7% EBITDA% 10.1% 10.8%  Revenue (-3%) / Organic (-5%)  Passenger vehicle +6% / Organic +5%  China launch momentum; content outgrowth  Commercial vehicle (-12%) / Organic (-13%)  Ongoing inventory rebalancing; product line pruning  Revenue (-5%) / Organic (-5%)  Passenger vehicle: Organic +4%: Well-rounded content momentum, continued core product traction in China  Commercial vehicle: Organic (-14%): Inventory rebalancing  Ongoing portfolio review…comm. vehicle, auto sensors  Expect progressive margin improvement through 2024  Positioning for strong long-term growth & profitability

15Littelfuse, Inc. © 2024 Q4 2023 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE (in millions) See appendix for GAAP to non-GAAP reconciliation $74 $73 Q4-22 Q4-23 Q4 2023 Revenue $305 $334 FY-22 FY-23 FY 2023 Revenue Op Margin 12.0% 12.7% EBITDA% 14.9% 18.2% Op Margin 16.0% 16.4% EBITDA% 18.9% 21.1%  Revenue (-1%) / Organic (-5%)  Weaker end market demand outlook; Residential HVAC, construction/MRO & pockets of OEM excess inventory  Continued strong demand for energy storage, industrial drives  Revenue +10% / Organic +5%  Tailwinds from focus on higher growth markets, price realization, & operational execution  Several manufacturing & supply chain footprint initiatives in progress for growth & margin expansion

16Littelfuse, Inc. © 2024 Q1 2024 GUIDANCE  Expect market challenges to continue into 2024  Electronics & Comm. Vehicle…channel inventory destocking  Further weakness in industrial end markets  Consumer market & China remain soft  Q1 Sales: $505m - $530m  (-15%) vs PY  Decline across electronics & industrial segments  Moderate growth in transportation  Q1 EPS $1.65 - $1.85  Adj. tax rate ~20.5% (in millions) See appendix for GAAP to non-GAAP reconciliation $610 $534 $530 - $505 Q1-23 Q4-23 Q1-24 Revenue Adj. EPS $3.64 $2.02 $1.65 - $1.85 GAAP EPS $3.54 $1.71 - Highlights

FULL YEAR 2024 CONSIDERATIONS / EXPECTATIONS

- F/X – immaterial impact to FY sales / ~$.07 earnings headwind at current rates
- 2024 Sales & Margin assumptions
  - Return to sales growth during 2024, despite portfolio pruning headwind
    - ~2 - 3% Company impact
    - ~6 - 8% Transportation Segment impact (heavier weighting towards Comm. Vehicle business)
  - Maintain FY company adj. operating margin in upper teens; By segment:
    - Electronics >20%; Industrial upper teens; Transportation progressive improvement, high single digits by year end
- Other Assumptions
  - $66m amortization expense; $40m interest expense
  - Adj. effective tax rate ~21%, expect to remain in low 20% range going forward
- Expect 100% free cash flow conversion
  - Projecting ~$100 - $110m investment in capital expenditures

Littelfuse
Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2024
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18Littelfuse, Inc. © 2024 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Revenue (M$) Adjusted EPS 15-year* CAGR: Sales +10% EPS +18% Strong track record of top tier financial performance  Expanding leadership in core markets while prioritizing strategic investments to bolster diversified portfolio  Flexible cost structure drives improved profitability through cycles  Proven team with history of successfully executing through dynamic environments *2008 - 2023

19Littelfuse, Inc. © 2024 APPENDIX

20Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION

21Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

23Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

24Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

25Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D